EXHIBIT 10.29

         CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS
      DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE
                                  COMMISSION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                         iBEAM BROADCASTING CORPORATION

                        COMMON STOCK SUBSCRIPTION WARRANT

May 18, 2000

      1. General.

      THIS CERTIFIES that, for value received, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), is entitled to subscribe for and purchase from iBEAM BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), at any time or from time to time during the period commencing on the date which is twelve (12) months after the date of this Warrant and ending on the date which is thirty six (36) months after the date of this Warrant (the "Exercise Period"), on the terms and subject to the provisions hereinafter set forth that number of shares of fully paid, non-assessable common stock, $.0001 par value, of the Corporation calculated as follows (the "Warrant Shares"):

      Number of Warrant Shares =[*]

      IPO Price = The price per share to the public of the Corporation's common stock pursuant to an underwritten initial public offering (the "IPO"). If the IPO does not occur by August 1, 2000, the IPO Price shall mean the mid-point of the filing range of the Corporation's last S-1 filing with the SEC as of the date of the exercise of this Warrant.

      2. Exercise of Warrant.

      This Warrant is exercisable at a price per Warrant Share equal to the IPO Price (the "Warrant Price"). Subject to the provisions of Section 3 of this Warrant, the rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) and the delivery of a duly executed Notice of Subscription (in the form of Schedule 2) at the office of the Corporation at 645 Almanor Avenue, Suite 100, Sunnyvale, CA 94086, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check, by cancellation of

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*     Confidential material redacted and filed separately with the Commission.

indebtedness and/or in shares of capital stock of the Corporation valued at Fair Market Value (as hereinafter defined) on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares and the Exercise Period has not then expired, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

      3. Vesting.

      Notwithstanding any provision in this Warrant to the contrary, BellSouth shall have the right to exercise or exchange this Warrant only to the extent to which the Warrant Shares have vested. As of the date of this Warrant, none of the Warrant Shares are vested. The Warrant Shares shall vest in accordance with the following:

            a. Definitions. The following terms shall have the meanings set forth below for the purposes of this Agreement:

                  (i) "Broadband Subscribers" shall be calculated as follows:
(A) each ADSL subscriber shall count as one Broadband Subscriber; (B) each dedicated T-1 connection (or T-1 equivalent based on maximum rated circuit capacity for other dedicated connections) shall count as fifty (50) Broadband Subscribers; and (C) every five dial subscribers shall count as one Broadband Subscriber. For purposes of the foregoing, the term "subscriber" means a person or entity that is connected to (or, for dial subscribers, normally served by) BST's Internet Services network in such Market such that they are available to be served with content provided by the Corporation through equipment installed or to be installed in a Facility located in that Market.

                  (ii) "BST" means BellSouth Telecommunications, Inc., a wholly-owned subsidiary of BellSouth and a Georgia corporation. References to BST herein shall also include any other BellSouth affiliate which succeeds to BST's interests or responsibilities under the Linking Agreement, in whole or in part, as permitted thereunder.

                  (iii) "Expiration Date" means as to any particular Warrant Shares, the date on which BellSouth's right to exercise this Warrant as to such Warrant Shares expires.

                  (iv) "Facility" means the BellSouth Internet Services facility at which the Corporation's equipment is installed and operated pursuant to the Linking Agreement.

                  (v) "Linking Agreement" means the Internet Linking and Content Storage/Distribution Agreement of even date herewith between the Corporation and BST.

                  (vi) "Market" -means for each city referred to in this Section, its respective LATA for the named city.


                                       2

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

                  (vii) "NEBS Compliant" means compliant with the requirements for Level 3 as set forth in the Network Equipment Building System (NEBS) Generic Equipment Requirements (GR-63-CORE), Issue 1, October 1995 or related or successor documentation as commonly used in the telco industry with respect to central office equipment. For the purposes of this Agreement, the Corporation's equipment to be located in a Facility shall be deemed to be NEBS Compliant as long as it is housed in a cabinet/enclosure which is NEBS Compliant, even though the individual components of such equipment within such cabinet may not be NEBS Compliant; provided that, where reasonably available, the Corporation shall use equipment which is compliant with at least Level 1 NEBS in such cabinets.

                  (viii) "Rollout Date" for each Market means the date which is nine (9) months after the date on which the Corporation delivers NEBS Compliant equipment for installation by BST in the initial Facility in the relevant Market pursuant to the Linking Agreement. Once the actual Rollout Date has been established, the parties will confirm the exact date for the Rollout Date in an amendment to this Warrant to be executed by both parties.

                  (ix) "Subscriber Target Date" means the date one (1) year after the date on which the Corporation delivers NEBS Compliant equipment for installation by BST in the initial Facility-in the Atlanta Market pursuant to the Linking Agreement. Once the actual Subscriber Target Date has been established, the parties will confirm the exact date for the Subscriber Target Date in an amendment to this Warrant to be executed by both parties.

            b. Atlanta Market. [*] of the Warrant Shares shall vest upon the later of (i) the date that BST accomplishes a Complete Installation (as defined in Schedule 3fb)(i)) in the Atlanta Market, and (ii) the date that BST achieves the Minimum Subscriber Base (as defined in Schedule 3(b)(ii)) in the Atlanta Market. Subject to the provisions of Section 3(f), if the Complete Installation requirement for the Atlanta Market is not satisfied by the Rollout Date for the Atlanta Market, all Warrant Shares related to the Atlanta Market shall be deemed to have expired and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares. If the Minimum Subscriber Base requirement for the Atlanta Market is not achieved by the Subscriber Target Date, all Warrant Shares related to the Atlanta Market shall expire and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares.

            c. South Florida Market. [*] of the Warrant Shares shall vest upon the later of (i) the date that BST accomplishes a Complete Installation in the South Florida Market, and (ii) the date that BST achieves the Minimum Subscriber Base in the South Florida Market. Subject to the provisions of Section 3(f), if the Complete Installation requirement for the South Florida Market is not satisfied by the Rollout Date for the South Florida Market, all Warrant Shares related to the South Florida Market shall be deemed to have expired and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares. If the Minimum Subscriber Base requirement for the South Florida Market is not achieved by the Subscriber Target Date, all Warrant Shares related to the South Florida Market shall expire and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares.

            d. New Orleans Market. [*] of the Warrant Shares shall vest upon the later of (i) the date that BST accomplishes a Complete Installation in the New Orleans Market, and (ii) the date that BST achieves the Minimum Subscriber Base in the New Orleans Market. Subject to the provisions of Section 3(f), if the Complete Installation requirement for the New Orleans Market is not satisfied by the Rollout Date for the New Orleans Market, all Warrant Shares related to the New Orleans Market shall be deemed to have expired and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares. If the Minimum Subscriber Base requirement for the New Orleans Market is not achieved by the Subscriber Target

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*     Confidential material redacted and filed separately with the Commission.


                                       3

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

Date, all Warrant Shares related to the New Orleans Market shall expire and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares.

            e. Other Markets. For each Other Market, up to a maximum of [*] Other Markets, [*] of the Warrant Shares shall vest upon the later of (i) the date that BST accomplishes a Complete Installation in such Other Market, and
(ii) the date that BST achieves the Minimum Subscriber Base in such Other Market. Subject to the provisions of Section 3(f), if the Complete Installation requirement for an Other Market is not satisfied by the Rollout Date for such Other Market, all Warrant Shares related to such Other Market shall be deemed to have expired and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares. If the Minimum Subscriber Base requirement for an Other Market is not achieved by the Subscriber Target Date, all Warrant Shares related to such Other Market shall expire and BellSouth shall have no right to exercise this Warrant with respect to such Warrant Shares. The term "Other Market" shall mean any of the following cities:

            [*]

            f. Intervening Circumstances.

                  (i) If BST is unable to accomplish a Complete Installation for a particular Market by the Rollout Date for such Market due solely to circumstances which are reasonably beyond BST's control but which are reasonably within the Corporation's control (including without limitation the Corporation's failure to provide BST with NEBS Compliant equipment), the vesting date (and the Expiration Date) for such Warrant Shares shall be extended to the date that BST accomplishes a Complete Installation for such Market; provided that (A) BST in good faith uses its best efforts to accomplish such Complete Installation within a reasonable time period, and does accomplish such Complete Installation no later than the Rollout Date or the date six (6) months after the causes of such delay which are reasonably within the Corporation's control are removed, corrected, or overcome by the Corporation (whichever is later), and (B) BST achieves the Minimum Subscriber Base requirement for such Market by the Subscriber Target Date.

                  (ii) If BST has not been able to accomplish a Complete Installation for a particular Market by the date sixteen (16) months after the effective date of this Agreement due solely to circumstances which are reasonably beyond BST's control but which are reasonably within the Corporation's control (including without limitation the Corporation's failure to provide BST with NEBS Compliant equipment), then the Warrant Shares related to such Market shall vest on the date sixteen (16) months after the effective date of this Agreement, provided that BST achieves the Minimum Subscriber Base requirement for such Market by the Subscriber Target Date.

                  (iii) Notwithstanding any provision in this Warrant to the contrary, including without limitation the provisions of Section 3(f)(i)-(ii), if BST is unable to accomplish a Complete Installation for a particular Market by the Rollout Date for such Market due solely to a Force Majeure Event, the vesting date and Expiration Date for the Warrant Shares related to such Market shall not be extended pursuant to Section 3(f)(i)-(ii) or otherwise, and this Warrant shall be deemed to have expired as of the Rollout Date for such Market with respect to such Warrant Shares. For purposes of this Section 3(f)(iii), the term "Force Majeure Event" shall mean flood, fire, labor unrest, war, terrorism, cyber attack (e.g., hacking, denial of service attack, etc.), or act of God.

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*     Confidential material redacted and filed separately with the Commission.


                                       4

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

            g. Aggregate Minimum Subscriber Base. Notwithstanding any provision in this Warrant to the contrary, the Minimum Subscriber Base in each Market shall be deemed to have been .met on the date that BST first achieves the Aggregate Minimum Subscriber Base (as defined in Schedule 3(b)(ii)).

      4. Exchange of Warrant.

            a. In addition to and independent of the rights of the holder of this Warrant set forth in Sections 2 and 3, the holder hereof may at any time or from time to time during the Exercise Period elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 4 by the surrender of this Warrant or any portion hereof to the Corporation, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto as
Schedule 4(a) (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

      X=Y (A-B)
        -------
            A

where X = the number of Warrant Shares to be issued to the holder pursuant to this Section 4.

      Y = the number of Warrant Shares covered by this Warrant in respect of which the Net Issue Election is made pursuant to this Section 4.

      A = the Fair Market Value (as hereinafter defined) of one Warrant Share determined at the time the Net Issue Election is made pursuant to this Section 4 (the "Determination Date").

      B = the Warrant Price in effect under this Warrant at the time the Net Issue Election is made pursuant to this Section 4.

            b. For purposes of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

                  (i) (A) if the Common Stock of the Corporation is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market, or
(B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day; and

                  (ii) in all other circumstances, the fair market value per share of Common Stock as determined by a nationally recognized independent investment banking firm jointly selected by the Corporation and the holder of this Warrant or, if such selection cannot be made within five business days after delivery of the Notice of Exchange referred to above, by a nationally recognized independent investment banking firm selected by the American Arbitration Association.

            c. The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than five and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall


                                       5

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares and the Exercise Period has not then expired, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.

      5. Adjustment of Warrant Price.

            a. The Warrant Price shall be subject to adjustment from time to time as follows:

                  (i) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

                  (ii) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

            b. Whenever the Warrant Price shall be adjusted as provided in this
Section 5 the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Corporation shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to the holder of this Warrant at its address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

            c. In the event the Corporation shall take any action of the types described in this Section 5 or in Section 12, the Corporation shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, the Corporation shall use reasonable efforts to provide such notice at least twenty
(20) days' prior to the date so fixed, and in case of all other action, the Corporation shall use reasonable efforts to provide such notice at least thirty
(30) days' prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

      6. Adjustment of Warrant Shares.

      Upon each adjustment of the Warrant Price as provided in Section 4, the holder hereof shall-thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the


                                       6

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

      7. Covenants as to Common Stock.

      The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

      8. No Shareholder Rights.

      This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

      9. Restrictions on Transfer.

      The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of the Warrant Shares shall be made in the absence of (a) current registration statement under the Securities Act as to the Warrant Shares and the registration or qualification of the Warrant Shares under any applicable state securities laws is then in effect, or (b) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

      10. Market Stand-Off Agreement.

      The holder hereof hereby agrees that it will enter into a market stand-off agreement (not to exceed 180 days) as shall be entered into by all other similarly situated holders of warrants issued by the Corporation under similar circumstances and shall be bound thereby.

      11. No Transfer of Warrant.

      This Warrant is non-transferable, in whole or in part, except to a wholly-owned subsidiary of BellSouth, without the prior written consent of the Corporation.


                                       7

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

      12. Reorganizations, Etc.

      In the case of any capital reorganization, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or of the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Corporation) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

      13. Lost, Stolen, Mutilated or Destroyed Warrant.

      If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      14. Modification and Waiver.

      This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      15. Notices.

      All notices, advices and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:


                                       8

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

            If to the Corporation, to:

            iBEAM Broadcasting Corporation
            645 Almanor Avenue, Suite 100
            Sunnyvale, CA 94086 Attention: General Counsel
            Telecopier: (408) 524-0567
            e-mail address: DSroka@iBEAM.com

      and

            If to BellSouth, to:

            BellSouth Corporation
            1155 Peachtree Street, N.E., Suite 1929
            Atlanta, GA 30309-3610
            Attention: Executive Director - Corporate Development
            Telecopier: (404) 249-4740

Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is deposited in the U.S. Mail. As used in this
Section 15, "business day" shall mean any day other than a day on which banking institutions in the State of New York are legally closed for business.

      16. Binding Effect on Successors; Survival.

      This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors of BellSouth.

      17. Descriptive Headings and Governing Law.

      The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

      18. No Fractional Shares.

      No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction-multiplied by the then Fair Market Value of one Warrant Share.

      19. Cross Default.

      Notwithstanding any provision in this Warrant to the contrary, this Warrant shall not be exercisable in whole or in part at any time that BST is in material default of its obligations under the Linking Agreement.


                                       9

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

Once any such breach is cured, this Warrant shall again be exercisable. No such suspension of the exerciseability of this Warrant shall extend the Exercise Period.

      20. Publicity.

      Neither party will make any public announcement with respect to the business arrangement contemplated by this Agreement without the other party's prior written consent, unless in the opinion of such party's legal counsel (after consultation with counsel for the other party), such announcement is required by applicable law.

                     [Rest of page intentionally left blank]


                                       10

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

      IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed by their duly authorized officers on the date first above written.

                                    iBEAM BROADCASTING CORPORATION

                                    By._________________________________________
                                       Name:
                                       Title:


                                    BELLSOUTH CORPORATION

                                    By._________________________________________
                                       Name:
                                       Title:


                                       11

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

                                   Schedule 2

FORM OF SUBSCRIPTION

      The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, __________ shares of Common Stock, $.0001 par value of iBEAM Broadcasting Corporation and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, __________________ whose address is
____________________________________.

Dated: ___________


                                    ____________________________________________
                                    (Signature)

                                    ____________________________________________
                                    (Address)


                                       12

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

                                Schedule 3(b)(i)

      For purposes of this Warrant, the term "Complete Installation" at a particular Facility shall mean the completion of the activation of such Facility under the terms of the Linking Agreement, enabling the Corporation's serving of Content through servers at such Facility to end users of the Internet over the BellSouth Internet Services network. If the parties agree on an alternative network architecture that results in a Market (a "Remote Market") being served with the Corporation's Content from a BellSouth Facility located in another Market or LATA with substantially comparable performance characteristics as mutually agreed, then a Complete Installation in such Remote Market shall be deemed to have occurred upon the implementation of such alternative network serving arrangement which enables the Corporation's serving of Content to end users of the Internet in such Remote Market over the BellSouth-Internet Services network.


                                       13

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

                                    Schedule 3(b)(ii)

1. The term "Minimum Subscriber Base" means:

      a. with respect to the Atlanta Market, the South Florida Market, and the New Orleans Market, [*] Broadband Subscribers per each such Market; and

      b. with respect to all Other Markets, 10,000 Broadband Subscribers per each such Market.

2. The term "Aggregate Minimum Subscriber Base" means a total [*] Broadband Subscribers across all Markets in which BST has accomplished a Complete Installation, subject to Section 3(f).

--------
*     Confidential material redacted and filed separately with the Commission.


                                       14

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.

                                  Schedule 4(a)

Notice of Exchange

(To be executed by the Holder in order to exchange the Warrant.)

      The undersigned hereby irrevocably elects to exchange this Warrant into __________ shares (the foregoing number constituting the number of Warrant Shares to be issued pursuant this Warrant) of common stock, $.0001 par value of iBEAM Broadcasting Corporation, minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on
________________.

Dated: ___________

                                    BELLSOUTH


                                    By:_________________________________________

                                    Title:______________________________________


                                       15

                               PRIVATE/PROPRIETARY

      CONTAINS PRIVATE AND/OR PROPRIETARY INFORMATION. MAY NOT BE USED OR DISCLOSED OUTSIDE THE BELLSOUTH COMPANIES AND iBEAM EXCEPT PURSUANT
                            TO A WRITTEN AGREEMENT.